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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 24, 2007

                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

          Delaware                 001-32593            74-3140887
 (State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)           File Number)      Identification No.)

                             P.O. Box 9161 800 South
                                     Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)

                                 (781) 894-8800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

      On April 24, 2007, Global Partners LP (the "Partnership") issued a press release announcing that the Board of Directors of its general partner, Global GP LLC, declared a quarterly cash distribution of $0.4650 per unit for the period from January 1, 2007 through March 31, 2007 ($1.86 per unit on an annualized basis). On May 15, 2007, the Partnership will pay a cash distribution to its common and subordinated unitholders of record as of the close of business May 4, 2007. This distribution represents increases of approximately 9.4% over the quarterly distribution of $0.4250 paid in May 2006 and approximately 2.2% over the quarterly distribution of $0.4550 paid on February 14, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed to be "filed" for purposes of
Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

(d)        Exhibit

99.1       Global Partners LP Press Release dated April 24, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GLOBAL PARTNERS LP
                                               By: Global GP LLC,
                                               its general partner


Dated: April 24, 2007                          By: /s/ Edward J. Faneuil
                                                   --------------------------
                                               Executive Vice President,
                                               General Counsel and Secretary

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EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION

99.1          Global Partners LP Press Release dated April 24, 2007